                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 12, 2005

                    MACQUARIE INFRASTRUCTURE COMPANY TRUST
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                       -------------------------------
                       (State or other jurisdiction of
                                incorporation)

          011-32385                                     20-6196808
     ----------------------                 ---------------------------------
     Commission File Number                 (IRS Employer Identification No.)

                             --------------------

                     MACQUARIE INFRASTRUCTURE COMPANY LLC
                     ------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                        -------------------------------
                        (State or other jurisdiction of
                                incorporation)

          011-32384                                     43-2052503
    ----------------------                  ---------------------------------
    Commission File Number                  (IRS Employer Identification No.)

                             --------------------

     125 West 55th Street,
      New York, New York                                   10019
 -------------------------------                         ----------
 (Address of Principal Executive                         (Zip Code)
          Offices)

                                (212) 231-1800
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17
    CFR .425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 12, 2005, Macquarie Infrastructure Company ("MIC"), through its wholly-owned subsidiary North America Capital Holding Company ("NACH"), the holding company for MIC's airport services business, entered into a loan agreement providing for $300 million of term loan borrowing and a $5 million revolving credit facility. On December 14, 2005 NACH drew down $300 million in term loans and repaid its existing term loans of $198.6 million (including accrued interest and fees), increased its debt service reserve by $3.4 million and paid $6.4 million in fees and expenses. The remaining amount of the draw down was distributed to MIC and will be utilized to partially fund the acquisition of The Gas Company, LLC ("TGC"). Pending the closing of TGC, MIC has invested the excess refinancing proceeds in investment grade short term debt. NACH also utilized $2.0 million of the revolving credit facility to issue letters of credit.

The counterparties to the agreement are Mizuho Corporate Bank Limited, as administrative agent, and other lenders party thereto. The obligations under the credit agreements are secured by the assets of NACH as well as the equity interests of NACH and its subsidiaries. The terms and conditions for the facilities includes events of default and representations and warranties that are generally customary for facilities of this type.

Select details of the term and revolving credit facilities are presented below:


------------------------------------------------------------------------------------------------------------
Borrower                                      North America Capital Holding Company
------------------------------------------------------------------------------------------------------------
Borrowings:             $300 million term loan
                        $5 million revolver
------------------------------------------------------------------------------------------------------------
Security                NACH assets and equity interests.
------------------------------------------------------------------------------------------------------------
Term                    5 years from date of signing

------------------------------------------------------------------------------------------------------------
Amortization            Payable at maturity
------------------------------------------------------------------------------------------------------------
Rate                    LIBOR plus

Years 1-3               1.75%
Years 4-5               2.00%
------------------------------------------------------------------------------------------------------------
Hedging:                We have novated NACH's existing interest rate swaps and
                        entered into new interest rate swaps (fixed v. LIBOR),
                        fixing 100% of the term loan at the following average rates
                        (not including interest margin):

                        Start Date           End Date               Fixed Rate
                        ----------           --------               ----------
                        December 14, 2005    September 28, 2007     4.27%
                        September 28, 2007   November 7, 2007       4.73%
                        November 7, 2007     October 21, 2009       4.85%
                        October 21, 2009     December 14, 2010      4.98%
------------------------------------------------------------------------------------------------------------
Distributions Lock-Up   12 month forward and 12 month backward debt service cover ratio < 1.5x
Tests
                        Minimum adjusted EBITDA:
                        Year     Minimum adjusted EBITDA
                        ----     -----------------------
                        2005              $40.1 MM
                        2006              $40.1 MM
                        2007              $43.5 MM
                        2008              $47.0 MM

                        Maximum debt / adjusted EBITDA calculated quarterly:
                        Starting                   Ending                 Maximum debt / adjusted EBITDA
                        --------                   ------                 ------------------------------
                        December 31, 2008          September 30, 2009              5.5x
                        December 31, 2009          March 31, 2010                  5.0x
                        June 30, 2010              September 30, 2010              4.5x
------------------------------------------------------------------------------------------------------------
Mandatory               If any distribution lock-up test is not met for two consecutive quarters.
Prepayments
------------------------------------------------------------------------------------------------------------
Events of Default       If backward debt service cover ratio < 1.2x
Financial Triggers
----------------------- ------------------------------------------------------------------------------------


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Based on historical information, management expects that NACH will meet its covenant obligations on the first calculation date of December 31, 2005 with a comfortable margin.

Macquarie Bank Limited, an affiliate of MIC's Manager, is participating as a lender to NACH in the new loan and has provided $60 million of the term loan, for which it received underwriting fees of $600,000. Macquarie Bank Limited is also providing approximately one third (1/3) of the interest rate swaps.

Macquarie Securities (USA) Inc, an affiliate of MIC's Manager, acted as financial advisor in connection with this transaction for which it received $2.0 million in advisory fees.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See the discussion under Item 1.01 above.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MACQUARIE INFRASTRUCTURE COMPANY TRUST

                                  By:  MACQUARIE INFRASTRUCTURE COMPANY LLC,
                                          as Sponsor


Date  December 15, 2005           By:   /s/ Peter Stokes
                                        ------------------------------
                                        Name:  Peter Stokes
                                        Title: Chief Executive Officer


                                  MACQUARIE INFRASTRUCTURE COMPANY LLC


Date  December 15, 2005           By:   /s/ Peter Stokes
                                      --------------------------------
                                        Name:  Peter Stokes
                                        Title: Chief Executive Officer